                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference of our reports dated February 20, 1998, appearing in and incorporated by reference in this Annual Report on Form 10-K of American Business Products, Inc. for the year ended December 31, 1997 in the following Registration Statements of American Business Products, Inc.:

                  FORM                                FILE NO.
                   S-3                                33-60567
                   S-8                                33-53627
                   S-8                                33-59271
                   S-8                                33-61359
                   S-8                                33-39314


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Atlanta, Georgia
March 18, 1998